Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-200831

BAILLIE GIFFORD FUNDS

The U.S. Equity Growth Fund

Supplement dated November 7, 2018 to the
Prospectus dated April 30, 2018 (the “Prospectus”)

Effective immediately, the third paragraph under Principal Investment Strategies–The U.S. Equity Growth Fund–Investment Strategies on page 61 of the Prospectus is restated as follows:

The portfolio managers select companies without regard to a benchmark, generally investing in a portfolio of between 30-50 quality growth companies. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, relationships with industry thought leaders and academics, and wider reading. Stock ideas will be researched to assess a range of factors, including: backdrop, competitive advantage, management, financial strength and valuation. The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries or sectors. The Fund tends to hold securities for long periods (typically 5 years), which results in relatively low portfolio turnover and is in line with the Fund’s long-term investment outlook.

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